THE
PENN
DISTRICT

VORNADO
REALTY TRUST

**SUPPLEMENTAL OPERATING
AND FINANCIAL DATA
For the Quarter and Year Ended
December 31, 2023**

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions, including the timing and form of any dividend payments, and the amount and form of potential share repurchases and/or asset sales. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the increased interest rates and effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2023. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s Supplemental Fixed Income Data package for the quarter and year ended December 31, 2023, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Dividends/Share Repurchase Program
On December 5, 2023, Vornado’s Board of Trustees declared a dividend of $0.30 per common share. Together with the $0.375 per share common dividend already paid in the first quarter of 2023, this resulted in an aggregate 2023 common dividend of $0.675 per common share. We anticipate that our common share dividend policy for 2024 will be to pay one common share dividend in the fourth quarter.
On April 26, 2023, our Board of Trustees authorized the repurchase of up to $200,000,000 of our outstanding common shares under a newly established share repurchase program.
During the year ended December 31, 2023, we repurchased 2,024,495 common shares for $29,143,000 at an average price per share of $14.40. As of December 31, 2023, $170,857,000 remained available and authorized for repurchases.
350 Park Avenue
On January 24, 2023, we and the Rudin family (“Rudin”) completed agreements with Citadel Enterprise Americas LLC (“Citadel”) and with an affiliate of Kenneth C. Griffin, Citadel’s Founder and CEO (“KG”), for a series of transactions relating to 350 Park Avenue and 40 East 52nd Street.
Pursuant to the agreements, Citadel master leases 350 Park Avenue, a 585,000 square foot Manhattan office building, on an “as is” basis for ten years, with an initial annual net rent of $36,000,000. Per the terms of the lease, no tenant allowance or free rent was provided. Citadel has also master leased Rudin’s adjacent property at 40 East 52nd Street (390,000 square feet).
In addition, we entered into a joint venture with Rudin (the “Vornado/Rudin JV”) which was formed to purchase 39 East 51st Street. Upon formation of the KG joint venture described below, 39 East 51st Street will be combined with 350 Park Avenue and 40 East 52nd Street to create a premier development site (collectively, the “Site”). On June 20, 2023, the Vornado/Rudin JV completed the purchase of 39 East 51st Street for $40,000,000, which was funded on a 50/50 basis by Vornado and Rudin.
From October 2024 to June 2030, KG will have the option to either:
•acquire a 60% interest in a joint venture with the Vornado/Rudin JV that would value the Site at $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin) and build a new 1,700,000 square foot office tower (the “Project”) pursuant to East Midtown Subdistrict zoning with the Vornado/Rudin JV as developer. KG would own 60% of the joint venture and the Vornado/Rudin JV would own 40% (with Vornado owning 36% and Rudin owning 4% of the joint venture along with a $250,000,000 preferred equity interest in the Vornado/Rudin JV).
◦at the joint venture formation, Citadel or its affiliates will execute a pre-negotiated 15-year anchor lease with renewal options for approximately 850,000 square feet (with expansion and contraction rights) at the Project for its primary office in New York City;
◦the rent for Citadel’s space will be determined by a formula based on a percentage return (that adjusts based on the actual cost of capital) on the total Project cost;
◦the master leases will terminate at the scheduled commencement of demolition;
•or, exercise an option to purchase the Site for $1.4 billion ($1.085 billion to Vornado and $315,000,000 to Rudin), in which case the Vornado/Rudin JV would not participate in the new development.
Further, the Vornado/Rudin JV will have the option from October 2024 to September 2030 to put the Site to KG for $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin). For ten years following any put option closing, unless the put option is exercised in response to KG’s request to form the joint venture or KG makes a $200,000,000 termination payment, the Vornado/Rudin JV will have the right to invest in a joint venture with KG on the terms described above if KG proceeds with development of the Site.

BUSINESS DEVELOPMENTS
Sunset Pier 94 Studios Joint Venture
On August 28, 2023, we, together with Hudson Pacific Properties and Blackstone Inc., formed a joint venture (“Pier 94 JV”) to develop a 266,000 square foot purpose-built studio campus at Pier 94 in Manhattan (“Sunset Pier 94 Studios”). In connection therewith:
•We contributed our Pier 94 leasehold interest to the joint venture in exchange for a 49.9% common equity interest and an initial capital account of $47,944,000, comprised of (i) the $40,000,000 value of our Pier 94 leasehold interest contribution and (ii) a $7,994,000 credit for pre-development costs incurred. Hudson Pacific Properties (“HPP”) and Blackstone Inc. (together, “HPP/BX”) received an aggregate 50.1% common equity interest in Pier 94 JV and an initial capital account of $22,976,000 in exchange for (i) a $15,000,000 cash contribution upon the joint venture’s formation and (ii) a $7,976,000 credit for pre-development costs incurred. HPP/BX will fund 100% of cash contributions until such time that its capital account is equal to Vornado’s, after which equity will be funded in accordance with each partner’s respective ownership interest.
•The lease of Pier 94 with the City of New York was amended and restated to allow for the contribution to Pier 94 JV and to remove Pier 92 from the lease’s demised premises. The amended and restated lease expires in 2060 with five 10-year renewal options.
•Pier 94 JV closed on a $183,200,000 construction loan facility ($100,000 outstanding as of December 31, 2023) which bears interest at SOFR plus 4.75% and matures in September 2025, with one one-year as-of-right extension option and two one-year extension options subject to certain conditions. VRLP and the other partners provided a joint and several completion guarantee.
The development cost of the project is estimated to be $350,000,000, which will be funded with $183,200,000 of construction financing (described above) and $166,800,000 of equity contributions. Our share of equity contributions will be funded by (i) our $40,000,000 Pier 94 leasehold interest contribution and (ii) $34,000,000 of cash contributions, which are net of an estimated $9,000,000 for our share of development fees and reimbursement for overhead costs incurred by us.
Upon contribution of the Pier 94 leasehold, we recognized a $35,968,000 net gain primarily due to the step-up of our retained investment in the leasehold interest to fair value. The net gain was included in “net gains on disposition of wholly owned and partially owned assets” on our consolidated statements of income for the year ended December 31, 2023.
Dispositions
Alexander's, Inc. ("Alexander's")
On May 19, 2023, Alexander's completed the sale of the Rego Park III land parcel, located in Queens, New York, for $71,060,000, inclusive of consideration for Brownfield tax benefits and reimbursement of costs for plans, specifications and improvements to date. As a result of the sale, we recognized our $16,396,000 share of the net gain and received a $711,000 sales commission from Alexander’s, of which $250,000 was paid to a third-party broker.
The Armory Show
On July 3, 2023, we completed the sale of The Armory Show, located in New York, for $24,410,000, subject to certain post-closing adjustments, and realized net proceeds of $22,489,000. In connection with the sale, we recognized a net gain of $20,181,000 which is included in “net gains on disposition of wholly owned and partially owned assets” on our consolidated statements of income.
Manhattan Retail Properties Sale
On August 10, 2023, we completed the sale of four Manhattan retail properties located at 510 Fifth Avenue, 148–150 Spring Street, 443 Broadway and 692 Broadway for $100,000,000 and realized net proceeds of $95,450,000. In connection with the sale, we recognized an impairment loss of $625,000 which is included in “impairment losses, transaction related costs and other” on our consolidated statements of income.
220 Central Park South ("220 CPS")
During the year ended December 31, 2023, we closed on the sale of two condominium units at 220 CPS for net proceeds of $24,484,000 resulting in a financial statement net gain of $14,127,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $2,168,000 of income tax expense was recognized on our consolidated statements of income.

BUSINESS DEVELOPMENTS
Financing Activity
150 West 34th Street
On January 9, 2023, our $105,000,000 participation in the $205,000,000 mortgage loan on 150 West 34th Street was repaid, which reduced “other assets” and “mortgages payable, net” on our consolidated balance sheets by $105,000,000.
On October 4, 2023, we completed a $75,000,000 refinancing of 150 West 34th Street, of which $25,000,000 is recourse to the Operating Partnership. The interest-only loan bears a rate of SOFR plus 2.15% and matures in February 2025, with three one-year as-of-right extension options and an additional one-year extension option available subject to satisfying a loan-to-value test. The interest rate on the loan is subject to an interest rate cap arrangement with a SOFR strike rate of 5.00%, which matures in February 2026. The loan replaces the previous $100,000,000 loan, which bore interest at SOFR plus 1.86%.
697-703 Fifth Avenue (Fifth Avenue and Times Square JV)
On June 14, 2023, the Fifth Avenue and Times Square JV completed a restructuring of the 697-703 Fifth Avenue $421,000,000 non-recourse mortgage loan, which matured in December 2022. The restructured $355,000,000 loan, which had its principal reduced through an application of property-level reserves and funds from the partners, was split into (i) a $325,000,000 senior note, which bears interest at SOFR plus 2.00%, and (ii) a $30,000,000 junior note, which accrues interest at a fixed rate of 4.00%. The restructured loan matures in March 2028, as fully extended. Any amounts funded for future re-leasing of the property will be senior to the $30,000,000 junior note.
512 West 22nd Street
On June 28, 2023, a joint venture, in which we have a 55% interest, completed a $129,250,000 refinancing of 512 West 22nd Street, a 173,000 square foot Manhattan office building. The interest-only loan bears a rate of SOFR plus 2.00% in year one and SOFR plus 2.35% thereafter. The loan matures in June 2025 with a one-year extension option subject to debt service coverage ratio, loan-to-value and debt yield requirements. The loan replaces the previous $137,124,000 loan that bore interest at LIBOR plus 1.85% and had an initial maturity of June 2023. In addition, the joint venture entered the interest rate cap arrangement detailed in the table on the following page.
825 Seventh Avenue
On July 24, 2023, a joint venture, in which we have a 50% interest, completed a $54,000,000 refinancing of the office condominium of 825 Seventh Avenue, a 173,000 square foot Manhattan office and retail building. The interest-only loan bears a rate of SOFR plus 2.75%, with a 30 basis point reduction available upon satisfaction of certain leasing conditions, and matures in January 2026. The loan replaces the previous $60,000,000 loan that bore interest at LIBOR plus 2.35% and was scheduled to mature in July 2023.

BUSINESS DEVELOPMENTS
Financing Activity - continued
Interest Rate Swap and Cap Arrangements
We entered into the following interest rate swap and cap arrangements during the year ended December 31, 2023. See page 34 for further information on our interest rate swap and cap arrangements:

(Amounts in thousands)	Notional Amount (at share)	All-In Swapped Rate	Expiration Date	Variable Rate Spread
Interest rate swaps:
555 California Street (effective 05/24)	$840,000	6.03%	05/26	S+205
PENN 11 (effective 03/24)(1)	250,000	6.34%	10/25	S+206
Unsecured term loan(2)	150,000	5.12%	07/25	S+129

		Index Strike Rate
Interest rate caps:
1290 Avenue of the Americas (70.0% interest)(3)	$665,000	1.00%	11/25	S+162
One Park Avenue (effective 3/24)	525,000	3.89%	03/25	S+122
640 Fifth Avenue (52.0% interest)	259,925	4.00%	05/24	S+111
731 Lexington Avenue office condominium (32.4% interest)	162,000	6.00%	06/24	Prime + 0
150 West 34th Street	75,000	5.00%	02/26	S+215
512 West 22nd Street (55.0% interest)	71,088	4.50%	06/25	S+200
____________________
(1)The $500,000 mortgage loan is currently subject to a $500,000 interest rate swap with an all-in swapped rate of 2.22% and expires in March 2024. In January 2024, we entered into a forward swap arrangement for the remaining $250,000 balance of the $500,000 PENN 11 mortgage loan which is effective upon the March 2024 expiration of the current in-place swap. Together with the forward swap above, the loan will bear interest at an all-in swapped rate of 6.28% effective March 2024 through October 2025.
(2)In addition to the swap disclosed above, the unsecured term loan, which matures in December 2027, is subject to various interest rate swap arrangements that were entered into in prior periods. See page 34 for details.
(3)In connection with the arrangement, we made a $63,100 up-front payment, of which $18,930 is attributable to noncontrolling interests.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended				For the Year Ended December 31,
	December 31,			September 30, 2023
	2023		2022		2023		2022
Total revenues	$441,886		$446,940	$450,995	$1,811,163		$1,799,995

Net income attributable to common shareholders	$(61,013)	(1)	$(493,280)	$52,846	$43,378	(1)	$(408,615)
Per common share:
Basic	$(0.32)		$(2.57)	$0.28	$0.23		$(2.13)
Diluted	$(0.32)		$(2.57)	$0.28	$0.23		$(2.13)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$8,040		$19,954	$12,845	$51,286		$126,468
Per diluted share (non-GAAP)	$0.04		$0.10	$0.07	$0.27		$0.66

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$123,751		$139,041	$127,241	$508,151		$608,892
Per diluted share (non-GAAP)	$0.63		$0.72	$0.66	$2.61		$3.15

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$121,105		$176,465	$119,487	$503,792		$638,928
FFO - Operating Partnership ("OP") basis (non-GAAP)	$131,871		$189,572	$130,094	$545,401		$686,349
Per diluted share (non-GAAP)	$0.62		$0.91	$0.62	$2.59		$3.30

Dividends per common share(2)	$0.30		$0.53	$—	$0.675		$2.12

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(2)	47.6%		73.6%	—%	25.9%		67.3%
FAD payout ratio(2)	75.0%		93.0%	—%	35.7%		81.9%

Weighted average VNO common shares outstanding	190,364		191,840	190,364	191,008		191,784
Redeemable Class A units and LTIP Unit awards	16,976		14,302	16,950	15,878		14,270
Weighted average VRLP Class A units outstanding	207,340		206,142	207,314	206,886		206,054
Dilutive share based payment awards	2,857		66	445	851		48
Redeemable preferred units - common share equivalents	2,104		2,182	2,260	2,468		1,545
Weighted average VRLP Class A units outstanding - diluted	212,301		208,390	210,019	210,205		207,647
____________________
(1)Includes $72,664 of impairment losses on certain of our real estate investments, which were primarily attributable to shortened hold period assumptions.
(2)On December 5, 2023, Vornado’s Board of Trustees declared a dividend of $0.30 per common share. Together with the $0.375 per common share dividend already paid in the first quarter of 2023, this resulted in an aggregate 2023 common dividend of $0.675 per common share.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q4 2023 VS. Q4 2022 (unaudited)
(Amounts in millions, except per share amounts)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months December 31, 2022	$139.0	$0.72

(Decrease) increase in FFO, as adjusted due to:
Development fee pool bonus expense	(6.4)
Stock compensation expense for the June 2023 grant	(6.0)
Prior period accrual adjustments related to changes in the tax assessed value of THE MART	(4.8)
FFO from sold properties	(2.9)
Change in interest expense, net of interest income	1.9
Other, net	2.1
	(16.1)
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	0.9
Net decrease	(15.2)	(0.09)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended December 31, 2023	$123.8	$0.63

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of December 31,		(Decrease) Increase
	2023	2022
ASSETS
Real estate, at cost:
Land	$2,436,221	$2,451,828	$(15,607)
Buildings and improvements	9,952,954	9,804,204	148,750
Development costs and construction in progress	1,281,076	933,334	347,742
Leasehold improvements and equipment	130,953	125,389	5,564
Total	13,801,204	13,314,755	486,449
Less accumulated depreciation and amortization	(3,752,827)	(3,470,991)	(281,836)
Real estate, net	10,048,377	9,843,764	204,613
Right-of-use assets	680,044	684,380	(4,336)
Cash, cash equivalents, restricted cash and investments in U.S. Treasury bills:
Cash and cash equivalents	997,002	889,689	107,313
Restricted cash	264,582	131,468	133,114
Investments in U.S. Treasury bills	—	471,962	(471,962)
Total	1,261,584	1,493,119	(231,535)
Tenant and other receivables	69,543	81,170	(11,627)
Investments in partially owned entities	2,610,558	2,665,073	(54,515)
220 CPS condominium units ready for sale	35,941	43,599	(7,658)
Receivable arising from the straight-lining of rents	701,666	694,972	6,694
Deferred leasing costs, net	355,010	373,555	(18,545)
Identified intangible assets, net	127,082	139,638	(12,556)
Other assets	297,860	474,105	(176,245)
Total assets	$16,187,665	$16,493,375	$(305,710)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,688,020	$5,829,018	$(140,998)
Senior unsecured notes, net	1,193,873	1,191,832	2,041
Unsecured term loan, net	794,559	793,193	1,366
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	732,859	735,969	(3,110)
Accounts payable and accrued expenses	411,044	450,881	(39,837)
Deferred revenue	32,199	39,882	(7,683)
Deferred compensation plan	105,245	96,322	8,923
Other liabilities	311,132	268,166	42,966
Total liabilities	9,843,931	9,980,263	(136,332)
Redeemable noncontrolling interests	638,448	436,732	201,716
Shareholders' equity	5,509,064	5,839,728	(330,664)
Noncontrolling interests in consolidated subsidiaries	196,222	236,652	(40,430)
Total liabilities, redeemable noncontrolling interests and equity	$16,187,665	$16,493,375	$(305,710)

CONSOLIDATED NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	December 31,			September 30, 2023
	2023	2022	Variance
Property rentals(1)	$340,539	$354,453	$(13,914)	$341,743
Tenant expense reimbursements(1)	45,730	39,879	5,851	53,192
Amortization of acquired below-market leases, net	1,185	1,390	(205)	1,356
Straight-lining of rents	4,038	342	3,696	4,076
Total rental revenues	391,492	396,064	(4,572)	400,367
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	36,035	35,921	114	35,428
Management and leasing fees	3,070	2,872	198	3,263
Other income	11,289	12,083	(794)	11,937
Total revenues	441,886	446,940	(5,054)	450,995
Operating expenses	(219,925)	(213,477)	(6,448)	(233,737)
Depreciation and amortization	(110,197)	(133,871)	23,674	(110,349)
General and administrative	(46,040)	(31,439)	(14,601)	(35,838)
Expense from deferred compensation plan liability	(4,621)	(521)	(4,100)	(1,631)
Impairment losses, transaction related costs and other	(49,190)	(26,761)	(22,429)	(813)
Total expenses	(429,973)	(406,069)	(23,904)	(382,368)
(Loss) income from partially owned entities	(33,518)	(545,126)	511,608	18,269
(Loss) income from real estate fund investments	(72)	(1,880)	1,808	1,783
Interest and other investment income, net	5,905	10,587	(4,682)	12,934
Income from deferred compensation plan assets	4,621	521	4,100	1,631
Interest and debt expense	(87,695)	(88,242)	547	(88,126)
Net gains on disposition of wholly owned and partially owned assets	6,607	65,241	(58,634)	56,136
(Loss) income before income taxes	(92,239)	(518,028)	425,789	71,254
Income tax expense	(8,374)	(6,974)	(1,400)	(11,684)
Net (loss) income	(100,613)	(525,002)	424,389	59,570
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	49,717	10,493	39,224	13,541
Operating Partnership	5,412	36,758	(31,346)	(4,736)
Net (loss) income attributable to Vornado	(45,484)	(477,751)	432,267	68,375
Preferred share dividends	(15,529)	(15,529)	—	(15,529)
Net (loss) income attributable to common shareholders	$(61,013)	$(493,280)	$432,267	$52,846

Capitalized expenditures:
Development payroll	$2,416	$3,838	$(1,422)	$3,115
Interest and debt expense	13,051	6,990	6,061	11,205
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Year Ended December 31,
	2023	2022	Variance
Property rentals(1)	$1,390,650	$1,388,202	$2,448
Tenant expense reimbursements(1)	202,760	168,128	34,632
Amortization of acquired below-market leases, net	5,268	5,178	90
Straight-lining of rents	8,808	46,177	(37,369)
Total rental revenues	1,607,486	1,607,685	(199)
Fee and other income:
BMS cleaning fees	141,937	137,673	4,264
Management and leasing fees	13,040	11,039	2,001
Other income	48,700	43,598	5,102
Total revenues	1,811,163	1,799,995	11,168
Operating expenses	(905,158)	(873,911)	(31,247)
Depreciation and amortization	(434,273)	(504,502)	70,229
General and administrative	(162,883)	(133,731)	(29,152)
(Expense) benefit from deferred compensation plan liability	(12,162)	9,617	(21,779)
Impairment losses, transaction related costs and other	(50,691)	(31,722)	(18,969)
Total expenses	(1,565,167)	(1,534,249)	(30,918)
Income (loss) from partially owned entities	38,689	(461,351)	500,040
Income from real estate fund investments	1,590	3,541	(1,951)
Interest and other investment income, net	41,697	19,869	21,828
Income (loss) from deferred compensation plan assets	12,162	(9,617)	21,779
Interest and debt expense	(349,223)	(279,765)	(69,458)
Net gains on disposition of wholly owned and partially owned assets	71,199	100,625	(29,426)
Income (loss) before income taxes	62,110	(360,952)	423,062
Income tax expense	(29,222)	(21,660)	(7,562)
Net income (loss)	32,888	(382,612)	415,500
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	75,967	5,737	70,230
Operating Partnership	(3,361)	30,376	(33,737)
Net income (loss) attributable to Vornado	105,494	(346,499)	451,993
Preferred share dividends	(62,116)	(62,116)	—
Net income (loss) attributable to common shareholders	$43,378	$(408,615)	$451,993

Capitalized expenditures:
Development payroll	$11,084	$12,216	$(1,132)
Interest and debt expense	43,062	19,085	23,977
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2023
	Total	New York	Other
Property rentals(1)	$340,539	$273,838	$66,701
Tenant expense reimbursements(1)	45,730	34,598	11,132
Amortization of acquired below-market leases, net	1,185	1,017	168
Straight-lining of rents	4,038	4,690	(652)
Total rental revenues	391,492	314,143	77,349
Fee and other income:
BMS cleaning fees	36,035	38,177	(2,142)
Management and leasing fees	3,070	3,244	(174)
Other income	11,289	5,541	5,748
Total revenues	441,886	361,105	80,781
Operating expenses	(219,925)	(182,600)	(37,325)
Depreciation and amortization	(110,197)	(84,849)	(25,348)
General and administrative	(46,040)	(13,393)	(32,647)
Expense from deferred compensation plan liability	(4,621)	—	(4,621)
Impairment losses, transaction related costs and other	(49,190)	(47,157)	(2,033)
Total expenses	(429,973)	(327,999)	(101,974)
(Loss) income from partially owned entities	(33,518)	(34,431)	913
Loss from real estate fund investments	(72)	—	(72)
Interest and other investment income (expense), net	5,905	(236)	6,141
Income from deferred compensation plan assets	4,621	—	4,621
Interest and debt expense	(87,695)	(35,320)	(52,375)
Net gains on disposition of wholly owned and partially owned assets	6,607	—	6,607
Loss before income taxes	(92,239)	(36,881)	(55,358)
Income tax expense	(8,374)	(1,227)	(7,147)
Net loss	(100,613)	(38,108)	(62,505)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	49,717	32,685	17,032
Net loss attributable to Vornado Realty L.P.	(50,896)	$(5,423)	$(45,473)
Less net loss attributable to noncontrolling interests in the Operating Partnership	5,441
Preferred unit distributions	(15,558)
Net loss attributable to common shareholders	$(61,013)
For the three months ended December 31, 2022
Net (loss) income attributable to Vornado Realty L.P.	$(514,509)	$(518,221)	$3,712
Net loss attributable to common shareholders	$(493,280)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2023
	Total	New York	Other
Property rentals(1)	$1,390,650	$1,096,691	$293,959
Tenant expense reimbursements(1)	202,760	157,095	45,665
Amortization of acquired below-market leases, net	5,268	4,594	674
Straight-lining of rents	8,808	11,437	(2,629)
Total rental revenues	1,607,486	1,269,817	337,669
Fee and other income:
BMS cleaning fees	141,937	151,608	(9,671)
Management and leasing fees	13,040	13,619	(579)
Other income	48,700	17,114	31,586
Total revenues	1,811,163	1,452,158	359,005
Operating expenses	(905,158)	(733,478)	(171,680)
Depreciation and amortization	(434,273)	(341,275)	(92,998)
General and administrative	(162,883)	(50,340)	(112,543)
Expense from deferred compensation plan liability	(12,162)	—	(12,162)
Impairment losses, transaction related costs and other	(50,691)	(47,793)	(2,898)
Total expenses	(1,565,167)	(1,172,886)	(392,281)
Income from partially owned entities	38,689	32,924	5,765
Income from real estate fund investments	1,590	—	1,590
Interest and other investment income, net	41,697	11,472	30,225
Income from deferred compensation plan assets	12,162	—	12,162
Interest and debt expense	(349,223)	(152,004)	(197,219)
Net gains on disposition of wholly owned and partially owned assets	71,199	—	71,199
Income (loss) before income taxes	62,110	171,664	(109,554)
Income tax expense	(29,222)	(4,941)	(24,281)
Net income (loss)	32,888	166,723	(133,835)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	75,967	59,678	16,289
Net income (loss) attributable to Vornado Realty L.P.	108,855	$226,401	$(117,546)
Less net income attributable to noncontrolling interests in the Operating Partnership	(3,246)
Preferred unit distributions	(62,231)
Net income attributable to common shareholders	$43,378
For the year ended December 31, 2022
Net loss attributable to Vornado Realty L.P.	$(376,875)	$(298,026)	$(78,849)
Net loss attributable to common shareholders	$(408,615)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31, 2023
	Total	New York	Other
Total revenues	$441,886	$361,105	$80,781
Operating expenses	(219,925)	(182,600)	(37,325)
NOI - consolidated	221,961	178,505	43,456
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(9,684)	(3,323)	(6,361)
Add: Our share of NOI from partially owned entities	74,819	72,393	2,426
NOI at share	287,096	247,575	39,521
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	121	(1,146)	1,267
NOI at share - cash basis	$287,217	$246,429	$40,788

	For the Three Months Ended December 31, 2022
	Total	New York	Other
Total revenues	$446,940	$366,699	$80,241
Operating expenses	(213,477)	(179,910)	(33,567)
NOI - consolidated	233,463	186,789	46,674
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,929)	(12,858)	(6,071)
Add: Our share of NOI from partially owned entities	77,221	74,664	2,557
NOI at share	291,755	248,595	43,160
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,156)	(4,883)	2,727
NOI at share - cash basis	$289,599	$243,712	$45,887

	For the Three Months Ended September 30, 2023
	Total	New York	Other
Total revenues	$450,995	$364,768	$86,227
Operating expenses	(233,737)	(186,147)	(47,590)
NOI - consolidated	217,258	178,621	38,637
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(8,363)	(2,197)	(6,166)
Add: Our share of NOI from partially owned entities	72,100	69,210	2,890
NOI at share	280,995	245,634	35,361
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,980)	(4,790)	1,810
NOI at share - cash basis	$278,015	$240,844	$37,171
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Year Ended December 31, 2023
	Total	New York	Other
Total revenues	$1,811,163	$1,452,158	$359,005
Operating expenses	(905,158)	(733,478)	(171,680)
NOI - consolidated	906,005	718,680	187,325
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(48,553)	(15,547)	(33,006)
Add: Our share of NOI from partially owned entities	285,761	274,436	11,325
NOI at share	1,143,213	977,569	165,644
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(3,377)	(7,700)	4,323
NOI at share - cash basis	$1,139,836	$969,869	$169,967

	For the Year Ended December 31, 2022
	Total	New York	Other
Total revenues	$1,799,995	$1,449,442	$350,553
Operating expenses	(873,911)	(716,148)	(157,763)
NOI - consolidated	926,084	733,294	192,790
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(70,029)	(45,566)	(24,463)
Add: Our share of NOI from partially owned entities	305,993	293,780	12,213
NOI at share	1,162,048	981,508	180,540
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(10,980)	(18,509)	7,529
NOI at share - cash basis	$1,151,068	$962,999	$188,069
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2023
	2023	2022		2023		2022
NOI at share:
New York:
Office(1)	$182,769	$184,045	$183,919	$727,000		$718,686
Retail	47,378	50,083	46,559	188,561		205,753
Residential	5,415	4,978	5,570	21,910		19,600
Alexander’s	12,013	9,489	9,586	40,098		37,469
Total New York	247,575	248,595	245,634	977,569		981,508
Other:
THE MART(2)	14,516	21,276	15,132	61,519		96,906
555 California Street	18,125	16,641	16,564	82,965	(3)	65,692
Other investments	6,880	5,243	3,665	21,160		17,942
Total Other	39,521	43,160	35,361	165,644		180,540
NOI at share	$287,096	$291,755	$280,995	$1,143,213		$1,162,048

NOI at share - cash basis:
New York:
Office(1)	$183,742	$182,648	$179,838	$726,914		$715,407
Retail	46,491	46,168	45,451	180,932		188,846
Residential	5,137	4,660	5,271	20,588		18,214
Alexander's	11,059	10,236	10,284	41,435		40,532
Total New York	246,429	243,712	240,844	969,869		962,999
Other:
THE MART(2)	15,511	23,163	15,801	62,579		101,912
555 California Street	18,265	17,672	17,552	85,819	(3)	67,813
Other investments	7,012	5,052	3,818	21,569		18,344
Total Other	40,788	45,887	37,171	169,967		188,069
NOI at share - cash basis	$287,217	$289,599	$278,015	$1,139,836		$1,151,068
________________________________
(1)Includes BMS NOI of $6,424, $8,305, $7,752, $27,262 and $27,595, respectively, for the three months ended December 31, 2023 and 2022 and September 30, 2023 and the years ended December 31, 2023 and 2022.
(2)2022 includes prior period accrual adjustments related to changes in the tax-assessed value of THE MART.
(3)Includes our $14,103 share of the receipt of a tenant settlement, net of legal expenses.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	THE MART(1)	555 California Street
Same store NOI at share % (decrease) increase(2):
Three months ended December 31, 2023 compared to December 31, 2022	(1.6)%	0.4%	(32.5)%	8.9%
Year ended December 31, 2023 compared to December 31, 2022	0.4%	2.2%	(34.8)%	26.3%	(3)
Three months ended December 31, 2023 compared to September 30, 2023	0.5%	0.3%	(5.7)%	9.4%

Same store NOI at share - cash basis % (decrease) increase(2):
Three months ended December 31, 2023 compared to December 31, 2022	(1.0)%	2.0%	(34.0)%	3.4%
Year ended December 31, 2023 compared to December 31, 2022	0.6%	2.8%	(37.2)%	26.6%	(3)
Three months ended December 31, 2023 compared to September 30, 2023	2.6%	2.9%	(3.1)%	4.1%
________________________________
(1)2022 includes prior period accrual adjustments related to changes in the tax-assessed value of THE MART.
(2)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(3)Includes our $14,103,000 share of the receipt of a tenant settlement, net of legal expenses.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
		(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects: New York segment:	Property Rentable Sq. Ft.	Budget		Cash Amount Expended	Remaining Expenditures	Stabilization Year
PENN District:
PENN 2	1,795,000	$750,000		$638,959	$111,041	2026	9.5%
Districtwide Improvements	N/A	100,000		47,424	52,576	N/A	N/A
Total PENN District		850,000	(1)	686,383	163,617

Sunset Pier 94 Studios (49.9% interest)	266,000	125,000	(2)	7,994	117,006	2026	10.3%

Total Active Development Projects		$975,000		$694,377	$280,623

Future Opportunities: New York segment:	Property Zoning Sq. Ft. (at 100%)
PENN District:
Hotel Pennsylvania land(3)	2,052,000
Eighth Avenue and 34th Street land	105,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,157,000
350 Park Avenue assemblage (see page 3 for at share information)	1,389,000
260 Eleventh Avenue - office(4)	280,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,306,000
________________________________
(1)Excluding debt and equity carry.
(2)Represents our 49.9% share of the $350,000 development budget and excludes the $40,000 value of our contributed leasehold interest. $34,000 will be funded via cash contributions. See page 4 for further details.
(3)Demolition of the existing building was completed in the third quarter of 2023.
(4)The building is subject to a ground lease which expires in 2114.
There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York
	Office	Retail	THE MART
Three Months Ended December 31, 2023
Total square feet leased	840	41	161
Our share of square feet leased:	475	39	161
Initial rent(1)	$100.33	$131.01	$49.89
Weighted average lease term (years)	11.2	11.1	8.7
Second generation relet space:
Square feet	449	19	132
GAAP basis:
Straight-line rent(2)	$101.21	$79.99	$47.22
Prior straight-line rent	$97.44	$48.91	$47.47
Percentage increase (decrease)	3.9%	63.5%	(0.5)%
Cash basis (non-GAAP):
Initial rent(1)	$100.34	$77.76	$50.35
Prior escalated rent	$110.78	$50.03	$53.41
Percentage (decrease) increase	(9.4)%	55.4%	(5.7)%
Tenant improvements and leasing commissions:
Per square foot	$127.75	$328.29	$118.49
Per square foot per annum	$11.41	$29.58	$13.62
Percentage of initial rent	11.4%	22.6%	27.3%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Year Ended December 31, 2023
Total square feet leased	2,133	299	337	10
Our share of square feet leased:	1,661	239	332	7
Initial rent(1)	$98.66	$118.47	$52.97	$134.70
Weighted average lease term (years)	10.0	6.5	7.2	5.9
Second generation relet space:
Square feet	1,476	131	244	4
GAAP basis:
Straight-line rent(2)	$100.76	$103.53	$51.15	$124.51
Prior straight-line rent	$94.92	$85.80	$52.90	$110.40
Percentage increase (decrease)	6.2%	20.7%	(3.3)%	12.8%
Cash basis (non-GAAP):
Initial rent(1)	$100.55	$101.25	$53.78	$120.56
Prior escalated rent	$102.59	$85.25	$58.31	$117.75
Percentage (decrease) increase	(2.0)%	18.8%	(7.8)%	2.4%
Tenant improvements and leasing commissions:
Per square foot	$74.38	$142.38	$82.35	$135.20
Per square foot per annum	$7.44	$21.90	$11.44	$22.92
Percentage of initial rent	7.5%	18.5%	21.6%	17.0%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Fourth Quarter 2023(2)	223,000		$23,965,000	$107.47	2.0%

	First Quarter 2024	88,000		8,208,000	93.27	0.7%
	Second Quarter 2024	403,000		38,139,000	94.64	3.2%
	Third Quarter 2024	66,000		5,228,000	79.21	0.4%
	Fourth Quarter 2024	156,000		11,960,000	76.67	1.0%
	Total 2024	713,000		63,535,000	89.11	5.3%
	2025	586,000		45,758,000	78.09	3.8%
	2026	1,163,000		94,536,000	81.29	7.9%
	2027	1,301,000		102,958,000	79.14	8.6%
	2028	1,044,000		84,045,000	80.50	7.0%
	2029	1,241,000		100,418,000	80.92	8.4%
	2030	643,000		54,540,000	84.82	4.6%
	2031	891,000		80,847,000	90.74	6.8%
	2032	958,000		94,504,000	98.65	7.9%
	2033	502,000		42,938,000	85.53	3.6%
	Thereafter	5,012,000	(3)	408,646,000	81.53	34.1%

Retail:	Fourth Quarter 2023(2)	11,000		$1,122,000	$102.00	0.4%

	First Quarter 2024	92,000		2,926,000	31.80	1.2%
	Second Quarter 2024	79,000		8,919,000	112.90	3.5%
	Third Quarter 2024	3,000		7,271,000	2,423.67	2.9%
	Fourth Quarter 2024	23,000		1,416,000	61.57	0.6%
	Total 2024	197,000		20,532,000	104.22	8.2%
	2025	50,000		13,076,000	261.52	5.1%
	2026	82,000		26,414,000	322.12	10.4%
	2027	32,000		20,509,000	640.91	8.1%
	2028	32,000		14,731,000	460.34	5.8%
	2029	53,000		27,460,000	518.11	10.8%
	2030	153,000		23,416,000	153.05	9.2%
	2031	68,000		30,383,000	446.81	12.0%
	2032	57,000		29,537,000	518.19	11.6%
	2033	17,000		6,022,000	354.24	2.4%
	Thereafter	368,000		40,900,000	111.14	16.0%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) THE MART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Fourth Quarter 2023(2)	16,000	$825,000	$51.56	0.6%

	First Quarter 2024	75,000	3,914,000	52.19	2.6%
	Second Quarter 2024	48,000	2,884,000	60.08	1.9%
	Third Quarter 2024	26,000	1,846,000	71.00	1.2%
	Fourth Quarter 2024	79,000	4,428,000	56.05	3.0%
	Total 2024	228,000	13,072,000	57.33	8.7%
	2025	212,000	11,793,000	57.25	7.9%
	2026	288,000	16,777,000	58.25	11.4%
	2027	184,000	10,161,000	55.22	6.8%
	2028	705,000	35,385,000	50.19	23.9%
	2029	133,000	7,342,000	55.20	4.9%
	2030	47,000	2,997,000	63.77	2.0%
	2031	299,000	14,432,000	48.27	9.7%
	2032	420,000	20,386,000	48.54	13.8%
	2033	54,000	2,670,000	49.44	1.8%
	Thereafter	273,000	12,683,000	46.46	8.5%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Fourth Quarter 2023(2)	—	$—	$—	0.0%

	First Quarter 2024	—	—	—	0.0%
	Second Quarter 2024	—	—	—	0.0%
	Third Quarter 2024	—	—	—	0.0%
	Fourth Quarter 2024	65,000	6,956,000	107.02	6.2%
	Total 2024	65,000	6,956,000	107.02	6.2%
	2025	274,000	25,711,000	93.84	23.0%
	2026	238,000	24,413,000	102.58	21.8%
	2027	65,000	6,241,000	96.02	5.6%
	2028	112,000	10,586,000	94.52	9.5%
	2029	120,000	11,962,000	99.68	10.7%
	2030	109,000	10,013,000	91.86	9.0%
	2031	—	—	—	0.0%
	2032	5,000	670,000	134.00	0.6%
	2033	15,000	1,747,000	116.47	1.6%
	Thereafter	173,000	13,501,000	78.04	12.0%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Year Ended December 31,
	2023	2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$102,335	$85,573	$75,133
Tenant improvements	65,377	41,934	68,284
Leasing commissions	29,074	16,005	36,274
Recurring tenant improvements, leasing commissions and other capital expenditures	196,786	143,512	179,691
Non-recurring capital expenditures(1)	43,384	32,583	19,849
Total capital expenditures and leasing commissions	$240,170	$176,095	$199,540

	Year Ended December 31,
	2023	2022	2021
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$301,020	$266,676	$105,267
PENN 1	85,795	102,445	171,824
Hotel Pennsylvania site	69,525	77,965	54,280
THE MART 2.0	26,232	10,130	729
PENN Districtwide improvements	16,699	11,096	14,116
The Farley Building	13,643	224,382	202,414
PENN 11	5,765	10,430	418
220 CPS	5,011	10,186	19,351
Other	29,011	24,689	17,541
	$552,701	$737,999	$585,940
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Year Ended December 31,
	2023	2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$80,126	$60,588	$61,420
Tenant improvements	49,220	27,862	59,522
Leasing commissions	26,860	10,465	27,284
Recurring tenant improvements, leasing commissions and other capital expenditures	156,206	98,915	148,226
Non-recurring capital expenditures(1)	38,093	28,992	19,694
Total capital expenditures and leasing commissions	$194,299	$127,907	$167,920

	Year Ended December 31,
	2023	2022	2021
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$301,020	$266,676	$105,267
PENN 1	85,795	102,445	171,824
Hotel Pennsylvania site	69,525	77,965	54,280
PENN Districtwide improvements	16,699	11,096	14,116
The Farley Building	13,643	224,382	202,414
PENN 11	5,765	10,430	418
Other	26,044	20,606	12,220
	$518,491	$713,600	$560,539
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
THE MART
(Amounts in thousands)
	Year Ended December 31,
	2023	2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$13,420	$18,137	$7,199
Tenant improvements	16,144	11,977	5,683
Leasing commissions	2,102	2,610	2,047
Recurring tenant improvements, leasing commissions and other capital expenditures	31,666	32,724	14,929
Non-recurring capital expenditures(1)	5,196	676	155
Total capital expenditures and leasing commissions	$36,862	$33,400	$15,084

	Year Ended December 31,
	2023	2022	2021
Amounts paid for development and redevelopment expenditures(2):
THE MART 2.0	$26,232	$10,130	$729
Other	2,967	4,083	1,068
	$29,199	$14,213	$1,797
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Year Ended December 31,
	2023	2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$8,789	$6,848	$6,514
Tenant improvements	13	2,095	3,079
Leasing commissions	112	2,930	6,943
Recurring tenant improvements, leasing commissions and other capital expenditures	8,914	11,873	16,536
Non-recurring capital expenditures(1)	95	2,915	—
Total capital expenditures and leasing commissions	$9,009	$14,788	$16,536

	Year Ended December 31,
	2023	2022	2021
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$—	$—	$4,253
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Year Ended December 31,
	2023	2022	2021
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$5,011	$10,186	$19,351
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of December 31, 2023
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)		Spread over SOFR	Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,242,972	$419,127	$855,476	Various		Various	Various

Alexander's	Office/Retail	32.4%	87,510	355,280	1,096,544	Various		Various	Various

Partially owned office buildings/land:
West 57th Street properties	Office/Retail/Land	50.0%	41,313	—	—	N/A		N/A	—%
280 Park Avenue	Office/Retail	50.0%	38,326	600,000	1,200,000	09/24		S+203	7.39%
512 West 22nd Street	Office/Retail	55.0%	32,985	70,729	128,598	06/25		S+200	6.50%
825 Seventh Avenue	Office	50.0%	4,965	27,000	54,000	01/26		S+275	8.09%
61 Ninth Avenue	Office/Retail	45.1%	969	75,543	167,500	01/26		S+146	5.85%
650 Madison Avenue	Office/Retail	20.1%	—	161,024	800,000	12/29		N/A	3.49%

Other investments:
Independence Plaza	Residential/Retail	50.1%	54,040	338,175	675,000	07/25		N/A	4.25%
Sunset Pier 94 Studios(4)	Studio Campus	49.9%	50,984	50	100	09/26		S+475	10.11%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	35,299	12,603	25,000	04/26	(5)	S+200	7.37%
Other	Various	Various	21,195	124,295	665,854	Various		Various	Various
			$2,610,558	$2,183,826	$5,668,072
Investments in partially owned entities included in other liabilities(6):
7 West 34th Street	Office/Retail	53.0%	$(69,899)	$159,000	$300,000	06/26		N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(11,330)	311,875	625,000	12/26		N/A	4.55%
			$(81,229)	$470,875	$925,000

________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)On August 28, 2023, we entered into a joint venture to develop a purpose-built studio campus at Pier 94 in Manhattan. Our 49.9% investment is included within our New York segment. See page 4 for details.
(5)On April 6, 2023, we completed a $25,000 refinancing of Rosslyn Plaza. The new loan matures in April 2026 and bears interest at SOFR plus 2.00%.
(6)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at December 31, 2023	Our Share of Net Loss for the Three Months Ended December 31,				Our Share of NOI (non-GAAP) for the Three Months Ended December 31,
		2023		2022		2023	2022
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$8,152		$13,333		$30,204	$35,624
Return on preferred equity, net of our share of the expense		9,431		9,431		—	—
Non-cash impairment loss		—		(489,859)		—	—
		17,583		(467,095)		30,204	35,624
512 West 22nd Street	55.0%	(26,366)	(1)	(409)		1,449	1,519
West 57th Street properties	50.0%	(10,384)	(1)	(176)		(126)	113
280 Park Avenue	50.0%	(6,435)		(3,651)		10,339	10,052
Alexander's	32.4%	5,211		4,204		12,013	9,489
85 Tenth Avenue	49.9%	(2,213)		(2,713)		3,049	2,542
7 West 34th Street	53.0%	1,268		1,155		3,744	3,684
Independence Plaza	50.1%	(787)		(1,137)		4,852	4,551
61 Ninth Avenue	45.1%	11		205		1,966	1,952
Other, net	Various	(12,319)	(1)	(93,797)	(1)	4,903	5,138
		(34,431)		(563,414)		72,393	74,664
Other:
Alexander's corporate fee income	32.4%	1,182		1,182		660	660
Rosslyn Plaza	43.7% to 50.4%	342		278		1,031	1,086
Other, net	Various	(611)		16,828	(2)	735	811
		913		18,288		2,426	2,557

Total		$(33,518)		$(545,126)		$74,819	$77,221
________________________________
(1)In 2023 and 2022, we recognized $50,458 and $93,353, respectively, of impairment losses.
(2)2022 includes $17,185 of net gains from dispositions of two investments.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at December 31, 2023	Our Share of Net Income (Loss) for the Year Ended December 31,				Our Share of NOI (non-GAAP) for the Year Ended December 31,
		2023		2022		2023		2022
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$35,209	(1)(2)	$55,248		$119,604	(2)	$139,308
Return on preferred equity, net of our share of the expense		37,416		37,416		—		—
Non-cash impairment loss		—		(489,859)		—		—
		72,625		(397,195)		119,604		139,308
Alexander's	32.4%	31,837	(3)	18,439		40,098		37,469
512 West 22nd Street	55.0%	(28,117)	(4)	(505)		6,001		5,604
280 Park Avenue	50.0%	(20,959)	(5)	(3,402)		41,391		39,965
West 57th Street properties	50.0%	(11,103)	(4)	(886)		(110)		350
85 Tenth Avenue	49.9%	(10,437)		(10,641)		11,199		10,441
7 West 34th Street	53.0%	4,723		4,495		14,714		14,681
Independence Plaza	50.1%	(2,622)		(4,677)		19,788		17,972
61 Ninth Avenue	45.1%	(20)		1,367		7,646		6,993
Other, net	Various	(3,003)	(4)	(93,172)	(4)	14,105		20,997
		32,924		(486,177)		274,436		293,780
Other:
Alexander's corporate fee income	32.4%	5,238		4,534		2,998		2,442
Rosslyn Plaza	43.7% to 50.4%	1,562		1,554		4,392		4,477
Other, net	Various	(1,035)		18,738	(6)	3,935		5,294
		5,765		24,826		11,325		12,213

Total		$38,689		$(461,351)		$285,761		$305,993
________________________________
(1)Includes a $5,120 accrual of default interest which was forgiven by the lender as part of the restructuring of the 697-703 Fifth Avenue loan and will be amortized over the remaining term of the restructured loan, reducing future interest expense.
(2)Includes lower income from lease renewals at 697-703 Fifth Avenue and 666 Fifth Avenue.
(3)On May 19, 2023, Alexander’s completed the sale of the Rego Park III land parcel for $71,060. As a result of the sale, we recognized our $16,396 share of the net gain and received a $711 sales commission from Alexander’s, of which $250 was paid to a third-party broker.
(4)In 2023 and 2022, we recognized $50,458 and $93,353, respectively, of impairment losses.
(5)Decrease primarily due to an increase in variable rate interest expense.
(6)2022 includes $17,185 of net gains from dispositions of two investments.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of December 31, 2023
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,729,615
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.5 Billion unsecured revolving credit facilities			575,000
			8,304,615
Pro rata share of debt of non-consolidated entities			2,654,701
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,277,257	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	December 31, 2023 Common Share Price
Equity:
Common shares	190,391	$28.25	5,378,546
Redeemable Class A units and LTIP Unit awards	17,000	28.25	480,250
Convertible share equivalents:
Series D-13 preferred units	1,653	28.25	46,697
Series G-1 through G-4 preferred units	90	28.25	2,543
Series A preferred shares	25	28.25	706
			5,908,742	(C)
Total Market Capitalization (A+B+C)			$17,409,034
________________________________
(1)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of December 31, 2023.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	2023
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
High price	$32.21	$26.21	$18.55	$26.76
Low price	$18.36	$17.28	$12.31	$12.53
Closing price - end of quarter	$28.25	$22.68	$18.14	$15.37

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	209,159	209,448	210,336	209,950

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$5.9	Billion	$4.8	Billion	$3.8	Billion	$3.2	Billion
In 2023, we paid an aggregate common dividend of $0.675 per common share, representing a 2.4% dividend yield based on our $28.25 quarter end closing stock price.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of December 31, 2023
	Total		Variable		Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$8,304,615	3.94%	$1,311,415	6.26%	$6,993,200	3.50%
Pro rata share of debt of non-consolidated entities	2,654,701	5.38%	1,453,609	6.62%	1,201,092	3.87%
Total	10,959,316	4.28%	2,765,024	6.45%	8,194,292	3.55%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)		(285,000)
Company's pro rata share of total debt	$10,277,257	4.22%	$2,367,965	6.31%	$7,909,292	3.59%
As of December 31, 2023, $1,305,006 of variable rate debt (at share) is subject to interest rate cap arrangements, the $1,062,959 of variable rate debt not subject to interest rate cap arrangements represents 10% of our total pro rata share of debt. See the following page for details.

	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan
Debt Covenant Ratios:(3)
	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	50%	Less than 60%	36%
Secured debt/total assets	Less than 50%	33%	Less than 50%	27%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.15		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.08
Unencumbered assets/unsecured debt	Greater than 150%	320%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	20%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.56

Consolidated Unencumbered EBITDA (non-GAAP):
Q4 2023 Annualized
New York	$279,904
Other	107,640
Total	$387,544
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement.
(2)See reconciliation on page xiv in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of December 31, 2023.
(3)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(4)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

HEDGING INSTRUMENTS AS OF DECEMBER 31, 2023 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share		Expiration Date	All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan
In-place swap	$840,000	05/28	S+205	$840,000		05/24	2.29%
Forward swap (effective 05/24)				840,000		05/26	6.03%
770 Broadway mortgage loan	700,000	07/27	S+225	700,000		07/27	4.98%
PENN 11 mortgage loan
In-place swap	500,000	10/25	S+206	500,000		03/24	2.22%
Forward swap (effective 05/24)(2)				250,000		10/25	6.34%
Unsecured revolving credit facility	575,000	12/27	S+114	575,000		08/27	3.87%
Unsecured term loan	800,000	12/27	S+129
Through 07/25				700,000		07/25	4.52%
07/25 through 10/26				550,000		10/26	4.35%
10/26 through 8/27				50,000		08/27	4.03%
100 West 33rd Street mortgage loan	480,000	06/27	S+165	480,000		06/27	5.06%
888 Seventh Avenue mortgage loan	259,800	12/25	S+180	200,000		09/27	4.76%
4 Union Square South mortgage loan	120,000	08/25	S+150	98,200		01/25	3.74%
Unconsolidated:
731 Lexington Avenue - retail condominium mortgage loan	97,200	08/25	S+151	97,200		05/25	1.76%
50-70 West 93rd Street mortgage loan	41,667	12/24	S+164	41,168		06/24	3.14%
Interest Rate Caps:							Index Strike Rate	Cash Interest Rate(3)	Effective Interest Rate(4)
Consolidated:
1290 Avenue of the Americas mortgage loan	$665,000	11/28	S+162	$665,000		11/25	1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122	525,000		03/25	3.89%	5.11%	6.09%
150 West 34th Street mortgage loan	75,000	02/28	S+215	75,000		02/26	5.00%	7.15%	7.10%
606 Broadway mortgage loan	37,060	09/24	S+191	37,060		09/24	4.00%	5.91%	5.95%
Unconsolidated:
640 Fifth Avenue mortgage loan	259,925	05/24	S+111	259,925		05/24	4.00%	5.11%	6.03%
731 Lexington Avenue - office condominium mortgage loan	162,000	06/24	Prime+0	162,000		06/24	6.00%	6.00%	8.46%
61 Ninth Avenue mortgage loan(6)	75,543	01/26	S+146	75,543		02/24	4.39%	5.85%	6.02%
512 West 22nd Street mortgage loan	70,729	06/25	S+200	70,729		06/25	4.50%	6.50%	7.16%
Rego Park II mortgage loan	65,624	12/25	S+145	65,624		11/24	4.15%	5.60%	6.28%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	S+305	34,125		05/24	3.89%	6.94%	6.98%

Debt subject to interest rate swaps and subject to a 1.00% SOFR interest rate cap				$4,896,568
Variable rate debt subject to interest rate caps				1,305,006
Fixed rate debt per loan agreements				3,012,724
Variable rate debt not subject to interest rate swaps or caps				1,062,959	(5)
Total debt at share				$10,277,257
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)In January 2024, we entered into a forward swap arrangement for the remaining $250,000 balance of the $500,000 PENN 11 mortgage loan which is effective upon the March 2024 expiration of the current in-place swap. Together with the forward swap above, the $500,000 loan will bear interest at an all-in swapped rate of 6.28% effective March 2024 through October 2025.
(3)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(4)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(5)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.
(6)In February 2024, we entered into a 4.39% interest rate cap arrangement expiring January 2026 and effective upon expiration of the currently in-place cap.

See page 6 for details of interest rate hedging arrangements entered into during 2023.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date(1)	Spread over SOFR	Interest Rate(2)		2024	2025	2026	2027	2028	Thereafter	Total
Secured Debt:
435 Seventh Avenue	04/24	S+141	6.76%		$95,696	$—	$—	$—	$—	$—	$95,696
606 Broadway (50.0% interest)	09/24	S+191	5.91%		74,119	—	—	—	—	—	74,119
4 Union Square South	08/25		4.30%		—	120,000	—	—	—	—	120,000
PENN 11	10/25		2.22%		—	500,000	—	—	—	—	500,000
888 Seventh Avenue(3)	12/25		5.31%		—	259,800	—	—	—	—	259,800
One Park Avenue	03/26	S+122	5.11%		—	—	525,000	—	—	—	525,000
350 Park Avenue	01/27		3.92%		—	—	—	400,000	—	—	400,000
100 West 33rd Street	06/27		5.06%		—	—	—	480,000	—	—	480,000
770 Broadway	07/27		4.98%		—	—	—	700,000	—	—	700,000
150 West 34th Street	02/28		7.15%		—	—	—	—	75,000	—	75,000
555 California Street (70.0% interest)	05/28		3.83%		—	—	—	—	1,200,000	—	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28		2.62%		—	—	—	—	950,000	—	950,000
909 Third Avenue	04/31		3.23%		—	—	—	—	—	350,000	350,000
Total Secured Debt					169,815	879,800	525,000	1,580,000	2,225,000	350,000	5,729,615
Unsecured Debt:
Senior unsecured notes due 2025	01/25		3.50%		—	450,000	—	—	—	—	450,000
$1.25 Billion unsecured revolving credit facility	04/26	S+119	0.00%		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26		2.15%		—	—	400,000	—	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27		3.87%	(4)	—	—	—	575,000	—	—	575,000
$800 Million unsecured term loan	12/27		4.79%	(4)	—	—	—	800,000	—	—	800,000
Senior unsecured notes due 2031	06/31		3.40%		—	—	—	—	—	350,000	350,000
Total Unsecured Debt					—	450,000	400,000	1,375,000	—	350,000	2,575,000
Total Debt					$169,815	$1,329,800	$925,000	$2,955,000	$2,225,000	$700,000	$8,304,615
Weighted average rate					6.39%	3.44%	3.83%	4.58%	3.43%	3.32%	3.94%

Fixed rate debt(5)					$—	$1,248,200	$400,000	$2,855,000	$1,790,000	$700,000	$6,993,200
Fixed weighted average rate expiring					0.00%	3.21%	2.15%	4.51%	2.47%	3.32%	3.50%
Floating rate debt					$169,815	$81,600	$525,000	$100,000	$435,000	$—	$1,311,415
Floating weighted average rate expiring					6.39%	7.06%	5.11%	6.65%	7.37%	0.00%	6.26%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements.
(3)In December 2023, we entered into a loan modification pursuant to which principal amortization is waived for a period of time.
(4)Reflects a 0.01% interest rate reduction that we qualified for by achieving certain sustainability key performance indicator (KPI) metrics. We must achieve the KPI metrics annually in order to receive the interest rate reduction.
(5)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity, and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement. See the previous page for information on interest rate swap arrangements.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$167,180	9.3%
IPG and affiliates	1,044,715	69,186	3.9%
Citadel	585,460	62,498	3.5%
New York University	685,290	48,886	2.7%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,765	2.3%
Bloomberg L.P.	306,768	41,279	2.3%
Amazon (including its Whole Foods subsidiary)	312,694	30,699	1.7%
Neuberger Berman Group LLC	306,612	28,184	1.6%
Swatch Group USA	11,957	27,333	1.5%
Madison Square Garden & Affiliates	408,031	27,326	1.5%
AMC Networks, Inc.	326,717	25,830	1.4%
LVMH Brands	65,060	25,442	1.4%
Bank of America	247,459	25,320	1.4%
Apple Inc.	412,434	24,076	1.3%
Equitable Financial Life Insurance Company	211,247	20,992	1.2%
Victoria's Secret	33,156	20,087	1.1%
PwC	241,196	19,126	1.1%
PJT Partners Holding	134,953	18,672	1.0%
Macy's	242,837	18,218	1.0%
Fast Retailing (Uniqlo)	47,167	13,741	0.8%
The City of New York	232,010	12,110	0.7%
King & Spalding	122,859	11,979	0.7%
Foot Locker	149,987	11,716	0.6%
WSP USA	172,666	11,166	0.6%
AbbVie Inc.	168,673	11,166	0.6%
Axon Capital	93,127	10,915	0.6%
Burlington Coat Factory	108,844	10,525	0.6%
Cushman & Wakefield	127,485	10,312	0.6%
Alston & Bird LLP	126,872	10,177	0.6%
Aetna Life Insurance Company	64,196	10,139	0.6%
			48.2%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,383	17,552	1,551	15,818	—	183	—
Retail	2,394	1,955	271	—	1,684	—	—
Residential - 1,662 units	1,498	764	19	—	—	—	745
Alexander's (32.4% interest), including 312 residential units	2,455	795	40	305	368	—	82
	26,730	21,066	1,881	16,123	2,052	183	827

Other:
THE MART	3,688	3,679	—	2,099	108	1,257	215
555 California Street (70% interest)	1,819	1,274	—	1,240	34	—	—
Other	2,845	1,346	144	212	879	—	111
	8,352	6,299	144	3,551	1,021	1,257	326

Total square feet at December 31, 2023	35,082	27,365	2,025	19,674	3,073	1,440	1,153

Total square feet at September 30, 2023	34,901	27,184	1,748	19,741	3,102	1,440	1,153

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	558	4	1,643
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at December 31, 2023	2,772	18	7,883

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
December 31, 2023	89.4%	79.2%	94.5%
September 30, 2023	89.9%	76.8%	94.5%
December 31, 2022	90.4%	81.6%	94.7%
September 30, 2022	90.3%	87.3%	94.7%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
December 31, 2023	1,974	939	96.8%	$4,115
September 30, 2023	1,974	939	96.6%	$4,061
December 31, 2022	1,976	941	96.7%	$3,882
September 30, 2022	1,983	948	96.8%	$3,877

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share	Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750	None	2116	None
PENN 1:
Land	TBD	2073	2098	Rent resets at the beginning of each 25-year renewal term at fair market value (“FMV”). The rent reset for the 25-year period commencing June 2023 is currently ongoing and the timing is uncertain. The final fair market value determination may be materially higher or lower than our January 2022 estimate.
Long Island Railroad Concourse Retail	1,379	2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,448	None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350	2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600	2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666	None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,697	2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650	None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios(1) (49.9% interest)	449	2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,635	None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259	2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)On August 28, 2023, we amended and restated the Pier 94 lease agreement. See page 4 for details.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung*,
-Office	100.0%	81.9%	$79.79		2,254,000	2,254,000	—			Canaccord Genuity LLC*
-Retail	100.0%	100.0%	178.14		303,000	75,000	228,000			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack
	100.0%	82.4%	83.03	$180,300	2,557,000	2,329,000	228,000	$—

PENN 2
-Office	100.0%	100.0%	61.96		1,752,000	334,000	1,418,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	618.21		43,000	4,000	39,000			JPMorgan Chase
	100.0%	100.0%	68.82	32,500	1,795,000	338,000	1,457,000	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	117.55		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	36.3%	311.49		117,000	117,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	91.4%	128.00	98,900	847,000	847,000	—	—

PENN 11
-Office	100.0%	100.0%	72.05		1,110,000	1,110,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	150.79		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	74.26	79,100	1,149,000	1,149,000	—	500,000

100 West 33rd Street
-Office	100.0%	89.5%	67.90		859,000	859,000	—			IPG and affiliates
-Retail	100.0%	3.6%	100.00		255,000	255,000	—			Aeropostale
	100.0%	70.6%	68.26	52,800	1,114,000	1,114,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	75.4%	76.78		702,000	702,000	—			Structure Tone, Deutsch, Inc., Web.com, Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	91.1%	129.27		22,000	22,000	—			Starbucks
	100.0%	75.7%	78.22	41,600	724,000	724,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	1,500	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	81.51		458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	344.45		19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	92.61	43,300	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	249.85	1,100	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	80.3%	121.80	400	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	8,800	78,000	78,000	—	75,000	(6)	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$103.71		$300	3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	62.37		1,400	23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	65.4%	189.68		1,600	16,000	16,000	—	—

Total PENN District					543,600	8,843,000	7,158,000	1,685,000	2,125,696

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	95.0%	66.99	(7)	60,900	1,351,000	1,351,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(8)
-Office	100.0%	83.1%	82.31			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.40			3,000	3,000	—
	100.0%	83.2%	82.39		36,900	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	198.15		4,300	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	103.17		700	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	187.39		1,200	7,000	7,000	—	—	Wells Fargo

Total Midtown East					104,000	1,931,000	1,931,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	86.4%	99.33			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	313.88			15,000	15,000	—		Redeye Grill L.P.
	100.0%	86.5%	101.54		77,200	887,000	887,000	—	259,800

57th Street - 2 buildings
-Office	50.0%	85.4%	61.55			81,000	81,000	—
-Retail	50.0%	42.5%	125.51			22,000	22,000	—
	50.0%	78.3%	67.34		5,100	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—		Young Adult Institute Inc., New Alternatives for Children, Inc.
-Retail	100.0%	100.0%	149.44			4,000	4,000	—
		80.1%	61.65		8,400	173,000	173,000	—	54,000

Total Midtown West					90,700	1,163,000	1,163,000	—	313,800

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue										Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	95.3%	$115.74		1,237,000		1,237,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	93.8%	63.40		28,000		28,000	—		Starbucks, Fasano Restaurant
	50.0%	95.3%	114.60	$137,400	1,265,000		1,265,000	—	$1,200,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000		585,000	—	400,000	Citadel

Total Park Avenue				199,900	1,850,000		1,850,000	—	1,600,000
Grand Central:
90 Park Avenue										Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	95.6%	82.36		938,000		938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	166.58		18,000		18,000	—		Citibank, Starbucks
	100.0%	95.2%	83.54	73,400	956,000		956,000	—	—

Madison/Fifth:
640 Fifth Avenue										Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.6%	111.37		246,000		246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	96.2%	1,093.28		69,000		69,000	—		Victoria's Secret, Dyson
	52.0%	92.3%	266.77	73,800	315,000		315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	425.53	44,500	114,000	(9)	114,000	—	—	Fast Retailing (Uniqlo), Abercrombie & Fitch, Tissot

595 Madison Avenue										LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	88.8%	80.63		300,000		300,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	739.47		30,000		30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	89.5%	127.27	38,900	330,000		330,000	—	—

650 Madison Avenue										Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	85.8%	101.83		564,000		564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.3%	1,057.23		37,000		37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	86.1%	143.92	71,400	601,000		601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	95.71		81,000		81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	1,075.53		17,000		17,000	—		MAC Cosmetics, Canada Goose
	52.0%	100.0%	211.43	20,700	98,000		98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	294.53	17,400	57,000		57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,561.30	38,600	26,000		26,000	—	355,476	Swatch Group USA, Harry Winston

Total Madison/Fifth				305,300	1,541,000		1,541,000	—	1,655,476

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	78.5%	$113.49		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	93.37		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	79.7%	111.55	$103,500	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	72.47		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	82.32		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	73.23	64,300	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	135.72	27,700	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Total Midtown South				195,500	2,332,000	2,332,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
									Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, Selendy Gay Elsberg PLLC*,
-Office	70.0%	100.0%	90.98		2,044,000	2,044,000	—		Fubotv Inc, LinkLaters, King & Spalding*
-Retail	70.0%	94.0%	231.71		76,000	76,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	99.8%	94.52	193,400	2,120,000	2,120,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	79.1%	105.32		30,000	30,000	—
-Retail	50.0%	100.0%	722.55		6,000	6,000	—		HSBC, Harman International
	50.0%	81.8%	204.52	5,800	36,000	36,000	—	74,119

304-306 Canal Street
-Retail	100.0%	100.0%	59.72		4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	0.0%			9,000	—	9,000
	100.0%			200	13,000	4,000	9,000	—

334 Canal Street
-Retail	100.0%	0.0%	—		4,000	—	4,000
-Residential (4 units)	100.0%	0.0%			10,000	—	10,000
	100.0%			—	14,000	—	14,000	—

Total SoHo				6,000	63,000	40,000	23,000	74,119

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway									Forever 21, Disney
-Retail	52.0%	78.5%	$119.61	$15,400	161,000	161,000	—	$—	U.S. Polo

1535 Broadway
-Retail	52.0%	100.0%	1,227.28		45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	16.08		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	471.12	46,800	107,000	107,000	—	—

Total Times Square				62,200	268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	215.70	4,900	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				4,900	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.48	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	86.4%	93.78		595,000	595,000	—		Clear Secure, Inc., Shopify*
-Retail	49.9%	55.0%	51.41		43,000	43,000	—
	49.9%	84.5%	92.09	49,100	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	146.56		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	395.85		23,000	23,000	—		Starbucks
	45.1%	100.0%	162.96	33,900	194,000	194,000	—	167,500

512 West 22nd Street									Warner Media, Next Jump, Omniva LLC,
-Office	55.0%	84.5%	122.28		165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	105.03		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	85.2%	121.35	17,800	173,000	173,000	—	128,598

Total Chelsea/Meatpacking District				114,000	1,231,000	1,231,000	—	921,098

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper West Side:
50-70 West 93rd Street
-Residential (324 units)	49.9%	99.7%	$—	$—	283,000	283,000	—	$83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.3%			1,186,000	1,186,000	—
-Retail	50.1%	57.6%	86.85		72,000	72,000	—		Duane Reade
	50.1%			4,600	1,258,000	1,258,000	—	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	77.13	400	8,000	8,000	—	—	Sarabeth's

Total Tribeca				5,000	1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	81.2%	25.83	2,600	129,000	129,000	—	—	Vornado's Administrative Headquarters

Property under Development:
Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	—	—	—	266,000	—	266,000	100

Properties to be Developed:
Hotel Pennsylvania site
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		91.1%	$88.54	$1,460,200	20,383,000	18,699,000	1,684,000	$8,614,998

Vornado's Ownership Interest		90.7%	$86.30	$1,210,200	17,552,000	16,001,000	1,551,000	$6,154,771

New York Retail:

Total		77.2%	$272.09	$440,200	2,394,000	2,123,000	271,000	$720,291

Vornado's Ownership Interest		74.9%	$224.88	$291,000	1,955,000	1,684,000	271,000	$486,958

New York Residential:

Total		96.7%			1,498,000	1,479,000	19,000	$758,500

Vornado's Ownership Interest		96.8%			764,000	745,000	19,000	$379,842

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$135.44		939,000	939,000	—	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	252.89		140,000	140,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	147.65	$155,400	1,079,000	1,079,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	53.08	11,400	338,000	214,000	124,000		Burlington, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	76.9%	70.28	32,900	616,000	616,000	—	202,544	Costco, Kohl's, TJ Maxx, Best Buy*

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.82	5,500	167,000	167,000	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	95.2%			255,000	255,000	—	94,000

Total Alexander's	32.4%	92.6%	107.78	205,200	2,455,000	2,331,000	124,000	1,096,544

Total New York		90.0%	$104.10	$2,105,700	26,730,000	24,632,000	2,098,000	$11,190,333

Vornado's Ownership Interest		89.4%	$97.33	$1,610,700	21,066,000	19,185,000	1,881,000	$7,376,851
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)On October 4, 2023, we completed a $75,000 refinancing of 150 West 34th Street. See page 5 for details.
(7)Excludes US Post Office lease for 492,000 square feet.
(8)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(9)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago									Motorola Mobility (guaranteed by Google),
									1871, ANGI Home Services, Inc, Paypal, Inc.,
									Allscripts Healthcare, Kellogg Company, IPG and affiliates*,
									Chicago School of Professional Psychology, ConAgra Foods Inc.,
									Innovation Development Institute, Inc., Avant LLC,
									Allstate Insurance Company, Medline Industries, Inc,
-Office	100.0%	84.3%	$48.87	$87,600	2,099,000	2,099,000	—		Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.

-Showroom/Trade show	100.0%	72.7%	57.53	60,700	1,472,000	1,472,000	—
-Retail	100.0%	64.5%	50.57	3,000	98,000	98,000	—
	100.0%	79.1%	52.07	151,300	3,669,000	3,669,000	—	$—

Other (2 properties)	50.0%	100.0%	50.17	1,000	19,000	19,000	—	27,354
Total THE MART, Chicago				152,300	3,688,000	3,688,000	—	27,354

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		79.2%	$52.06	$152,300	3,688,000	3,688,000	—	$27,354

Vornado's Ownership Interest		79.2%	$52.06	$151,800	3,679,000	3,679,000	—	$13,677

555 California Street:
555 California Street	70.0%	98.7%	$95.68	$139,600	1,506,000	1,506,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	99.7%	90.12	20,800	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	—	78,000	78,000	—	—

Total 555 California Street		94.5%	$94.93	$160,400	1,819,000	1,819,000	—	$1,200,000

Vornado's Ownership Interest		94.5%	$94.93	$112,300	1,274,000	1,274,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(4)	Major Tenants
Property					Total Property	In Service		Under Development or Not Available for Lease
						Owned by Company	Owned by Tenant(3)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	58.4%	$55.12		736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	96.4%			253,000	253,000	—	—
	45.6%			$13,566	989,000	685,000	—	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	55.92		170,000	170,000	—	—	42,300	The Rand Corporation
-Retail	7.5%	97.1%	39.73		868,000	868,000	—	—	412,700	Macy's, Nordstrom
	7.5%	93.5%	41.87	51,925	1,038,000	1,038,000	—	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.51	12,193	690,000	243,000	443,000	4,000	—	JCPenney, Costco, Dick's Sporting Goods,
										Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,500	128,000	128,000	—	—	—	The Home Depot

Total Other		89.2%	$38.98	$79,184	2,845,000	2,094,000	443,000	308,000	$480,000

Vornado's Ownership Interest		91.9%	$30.10	$23,855	1,346,000	759,000	443,000	144,000	$46,729
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Owned by tenant on land leased from the company.
(4)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Camille Bonnel	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Bank of America/BofA Securities	Goldman Sachs	Morgan Stanley
416-369-2140	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Floris van Dijkum	Mark Streeter/Ian Snyder	Michael Lewis
Compass Point	JP Morgan Fixed Income	Truist Securities
646-757-2621	212-834-5086/212-834-3798	212-319-5659

Steve Sakwa	Vikram Malhotra
Evercore ISI	Mizuho Securities (USA) Inc.
212-446-9462	212-282-3827

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. The Company also uses FFO attributable to common shareholders plus assumed conversions, as adjusted for certain items that impact the comparability of period-to-period FFO, as one of several criteria to determine performance-based compensation for senior management. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2023
	2023	2022		2023	2022
Net (loss) income attributable to common shareholders	$(61,013)	$(493,280)	$52,846	$43,378	$(408,615)
Per diluted share	$(0.32)	$(2.57)	$0.28	$0.23	$(2.13)

Certain expense (income) items that impact net (loss) income attributable to common shareholders:
Real estate impairment losses on wholly owned and partially owned assets	72,664	595,488	625	73,289	595,488
Our share of (income) loss from real estate fund investments	(13,638)	463	(480)	(14,379)	(1,671)
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	(5,786)	(29,773)	—	(11,959)	(35,858)
Credit losses on investments	8,269	—	—	8,269	—
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	3,526	3,482	3,115	11,722	13,665
Change in deferred tax assets related to taxable REIT subsidiaries	1,926	(2,971)	(1,486)	(188)	(4,304)
Net gain on contribution of Pier 94 leasehold interest to joint venture	—	—	(35,968)	(35,968)	—
After-tax net gain on sale of The Armory Show	—	—	(17,076)	(17,076)	—
Our share of Alexander's gain on sale of Rego Park III land parcel	—	—	—	(16,396)	—
Other	8,252	(15,198)	7,295	10,530	8,053
	75,213	551,491	(43,975)	7,844	575,373
Noncontrolling interests' share of above adjustments and assumed conversion of dilutive potential common shares	(6,160)	(38,257)	3,974	64	(40,290)
Total of certain expense (income) items that impact net (loss) income attributable to common shareholders	69,053	513,234	(40,001)	7,908	535,083

Net income attributable to common shareholders, as adjusted (non-GAAP)	$8,040	$19,954	$12,845	$51,286	$126,468
Per diluted share (non-GAAP)	$0.04	$0.10	$0.07	$0.27	$0.66

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended				For the Year Ended December 31,
	December 31,			September 30, 2023
	2023		2022		2023		2022
Reconciliation of net (loss) income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net (loss) income attributable to common shareholders	$(61,013)		$(493,280)	$52,846	$43,378		$(408,615)
Per diluted share	$(0.32)		$(2.57)	$0.28	$0.23		$(2.13)

FFO adjustments:
Depreciation and amortization of real property	$98,085		$121,900	$97,809	$385,608		$456,920
Real estate impairment losses	22,206	(1)	19,098	625	22,831	(1)	19,098
Net gains on sale of real estate	—		(30,397)	(53,045)	(53,305)		(58,751)
Proportionate share of adjustments to equity in net (loss) income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	27,188		32,243	26,765	108,088		130,647
Net gain on sale of real estate	—		—	—	(16,545)		(169)
Real estate impairment losses	50,458	(2)	576,390	—	50,458	(2)	576,390
	197,937		719,234	72,154	497,135		1,124,135
Noncontrolling interests' share of above adjustments	(16,207)		(49,894)	(5,900)	(38,363)		(77,912)
FFO adjustments, net	$181,730		$669,340	$66,254	$458,772		$1,046,223

FFO attributable to common shareholders (non-GAAP)	$120,717		$176,060	$119,100	$502,150		$637,608
Impact of assumed conversion of dilutive convertible securities	388		405	387	1,642		1,320
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	121,105		176,465	119,487	503,792		638,928
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	10,766		13,107	10,607	41,609		47,421
FFO attributable to Class A unitholders (non-GAAP)	$131,871		$189,572	$130,094	$545,401		$686,349
FFO per diluted share (non-GAAP)	$0.62		$0.91	$0.62	$2.59		$3.30
________________________________
(1)Net of $22,176 attributable to noncontrolling interests.
(2)Includes a $21,114 impairment loss on advances made for our interest in a joint venture, resulting from a decline in the value of the underlying building.
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2023
	2023	2022		2023	2022
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$121,105	$176,465	$119,487	$503,792	$638,928
Per diluted share (non-GAAP)	$0.62	$0.91	$0.62	$2.59	$3.30

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
Our share of (income) loss from real estate fund investments	$(13,638)	$463	$(480)	$(14,379)	$(1,671)
After-tax net gain on sale of 220 CPS condominium units and ancillary amenities	(5,786)	(29,773)	—	(11,959)	(35,858)
Credit losses on investments	8,269	—	—	8,269	—
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	3,526	3,482	3,115	11,722	13,665
Change in deferred tax assets related to taxable REIT subsidiaries	1,926	(2,971)	(1,486)	(188)	(4,304)
Other	8,543	(11,415)	7,296	11,231	(4,108)
	2,840	(40,214)	8,445	4,696	(32,276)
Noncontrolling interests' share of above adjustments	(194)	2,790	(691)	(337)	2,240
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$2,646	$(37,424)	$7,754	$4,359	$(30,036)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$123,751	$139,041	$127,241	$508,151	$608,892
Per diluted share (non-GAAP)	$0.63	$0.72	$0.66	$2.61	$3.15

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Year Ended December 31,
		December 31,		September 30, 2023
		2023	2022		2023	2022
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$121,105	$176,465	$119,487	$503,792	$638,928

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		2,840	(40,214)	8,445	4,696	(33,084)
Recurring tenant improvements, leasing commissions and other capital expenditures		(74,181)	(42,282)	(56,687)	(238,401)	(164,179)
Stock-based compensation expense		9,954	6,362	9,665	43,201	29,249
Amortization of debt issuance costs		13,881	7,358	10,012	41,895	25,117
Personal property depreciation		1,412	1,381	1,414	5,661	5,755
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		121	(2,156)	(2,980)	(3,377)	(10,980)
Noncontrolling interests in the Operating Partnership's share of above adjustments		3,133	4,657	2,465	10,456	10,032
FAD adjustments, net	(B)	(42,840)	(64,894)	(27,666)	(135,869)	(138,090)

FAD (non-GAAP)	(A+B)	$78,265	$111,571	$91,821	$367,923	$500,838

FAD payout ratio (1)		75.0%	93.0%	0.0%	35.7%	81.9%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2023
	2023	2022		2023	2022
Net (loss) income	$(100,613)	$(525,002)	$59,570	$32,888	$(382,612)
Depreciation and amortization expense	110,197	133,871	110,349	434,273	504,502
General and administrative expense	46,040	31,439	35,838	162,883	133,731
Impairment losses, transaction related costs and other	49,190	26,761	813	50,691	31,722
Loss (income) from partially owned entities	33,518	545,126	(18,269)	(38,689)	461,351
Loss (income) from real estate fund investments	72	1,880	(1,783)	(1,590)	(3,541)
Interest and other investment income, net	(5,905)	(10,587)	(12,934)	(41,697)	(19,869)
Interest and debt expense	87,695	88,242	88,126	349,223	279,765
Net gains on disposition of wholly owned and partially owned assets	(6,607)	(65,241)	(56,136)	(71,199)	(100,625)
Income tax expense	8,374	6,974	11,684	29,222	21,660
NOI from partially owned entities	74,819	77,221	72,100	285,761	305,993
NOI attributable to noncontrolling interests in consolidated subsidiaries	(9,684)	(18,929)	(8,363)	(48,553)	(70,029)
NOI at share	287,096	291,755	280,995	1,143,213	1,162,048
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	121	(2,156)	(2,980)	(3,377)	(10,980)
NOI at share - cash basis	$287,217	$289,599	$278,015	$1,139,836	$1,151,068
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
New York	$361,105	$366,699	$(182,600)	$(179,910)	$178,505	$186,789	$1,125	$3,047	$179,630	$189,836
Other	80,781	80,241	(37,325)	(33,567)	43,456	46,674	1,035	2,913	44,491	49,587
Consolidated total	441,886	446,940	(219,925)	(213,477)	221,961	233,463	2,160	5,960	224,121	239,423
Noncontrolling interests' share in consolidated subsidiaries	(56,232)	(58,108)	46,548	39,179	(9,684)	(18,929)	(5,846)	(6,517)	(15,530)	(25,446)
Our share of partially owned entities	125,846	125,031	(51,027)	(47,810)	74,819	77,221	3,807	(1,599)	78,626	75,622
Vornado's share	$511,500	$513,863	$(224,404)	$(222,108)	$287,096	$291,755	$121	$(2,156)	$287,217	$289,599

	For the Three Months Ended September 30, 2023
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$364,768	$(186,147)	$178,621	$1,165	$179,786
Other	86,227	(47,590)	38,637	1,952	40,589
Consolidated total	450,995	(233,737)	217,258	3,117	220,375
Noncontrolling interests' share in consolidated subsidiaries	(57,585)	49,222	(8,363)	(8,218)	(16,581)
Our share of partially owned entities	119,767	(47,667)	72,100	2,121	74,221
Vornado's share	$513,177	$(232,182)	$280,995	$(2,980)	$278,015

	For the Year Ended December 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
New York	$1,452,158	$1,449,442	$(733,478)	$(716,148)	$718,680	$733,294	$11,246	$(30,516)	$729,926	$702,778
Other	359,005	350,553	(171,680)	(157,763)	187,325	192,790	4,406	7,491	191,731	200,281
Consolidated total	1,811,163	1,799,995	(905,158)	(873,911)	906,005	926,084	15,652	(23,025)	921,657	903,059
Noncontrolling interests' share in consolidated subsidiaries	(235,255)	(221,676)	186,702	151,647	(48,553)	(70,029)	(26,356)	18,278	(74,909)	(51,751)
Our share of partially owned entities	478,956	489,826	(193,195)	(183,833)	285,761	305,993	7,327	(6,233)	293,088	299,760
Vornado's share	$2,054,864	$2,068,145	$(911,651)	$(906,097)	$1,143,213	$1,162,048	$(3,377)	$(10,980)	$1,139,836	$1,151,068
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2023 COMPARED TO DECEMBER 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended December 31, 2023	$287,096	$247,575	$14,516	$18,125	$6,880
Less NOI at share from:
Dispositions	31	21	10	—	—
Development properties	(6,884)	(6,884)	—	—	—
Other non-same store income, net	(7,480)	(600)	—	—	(6,880)
Same store NOI at share for the three months ended December 31, 2023	$272,763	$240,112	$14,526	$18,125	$—

NOI at share for the three months ended December 31, 2022	$291,755	$248,595	$21,276	$16,641	$5,243
Less NOI at share from:
Dispositions	(2,371)	(2,616)	245	—	—
Development properties	(3,837)	(3,837)	—	—	—
Other non-same store income, net	(8,324)	(3,081)	—	—	(5,243)
Same store NOI at share for the three months ended December 31, 2022	$277,223	$239,061	$21,521	$16,641	$—

(Decrease) increase in same store NOI at share	$(4,460)	$1,051	$(6,995)	$1,484	$—

% (decrease) increase in same store NOI at share	(1.6)%	0.4%	(32.5)%	8.9%	0.0%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2023 COMPARED TO DECEMBER 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2023	$287,217	$246,429	$15,511	$18,265	$7,012
Less NOI at share - cash basis from:
Dispositions	31	21	10	—	—
Development properties	(6,073)	(6,073)	—	—	—
Other non-same store income, net	(8,959)	(1,947)	—	—	(7,012)
Same store NOI at share - cash basis for the three months ended December 31, 2023	$272,216	$238,430	$15,521	$18,265	$—

NOI at share - cash basis for the three months ended December 31, 2022	$289,599	$243,712	$23,163	$17,672	$5,052
Less NOI at share - cash basis from:
Dispositions	(2,119)	(2,455)	336	—	—
Development properties	(4,248)	(4,248)	—	—	—
Other non-same store income, net	(8,233)	(3,181)	—	—	(5,052)
Same store NOI at share - cash basis for the three months ended December 31, 2022	$274,999	$233,828	$23,499	$17,672	$—

(Decrease) increase in same store NOI at share - cash basis	$(2,783)	$4,602	$(7,978)	$593	$—

% (decrease) increase in same store NOI at share - cash basis	(1.0)%	2.0%	(34.0)%	3.4%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE YEAR ENDED DECEMBER 31, 2023 COMPARED TO DECEMBER 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the year ended December 31, 2023	$1,143,213	$977,569	$61,519	$82,965	$21,160
Less NOI at share from:
Dispositions	(1,270)	(1,556)	286	—	—
Development properties	(26,748)	(26,748)	—	—	—
Other non-same store (income) expense, net	(20,399)	761	—	—	(21,160)
Same store NOI at share for the year ended December 31, 2023	$1,094,796	$950,026	$61,805	$82,965	$—

NOI at share for the year ended December 31, 2022	$1,162,048	$981,508	$96,906	$65,692	$17,942
Less NOI at share from:
Dispositions	(15,205)	(13,158)	(2,047)	—	—
Development properties	(24,088)	(24,088)	—	—	—
Other non-same store income, net	(32,838)	(14,896)	—	—	(17,942)
Same store NOI at share for the year ended December 31, 2022	$1,089,917	$929,366	$94,859	$65,692	$—

Increase (decrease) in same store NOI at share	$4,879	$20,660	$(33,054)	$17,273	$—

% increase (decrease) in same store NOI at share	0.4%	2.2%	(34.8)%	26.3%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE YEAR ENDED DECEMBER 31, 2023 COMPARED TO DECEMBER 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the year ended December 31, 2023	$1,139,836	$969,869	$62,579	$85,819	$21,569
Less NOI at share - cash basis from:
Dispositions	(1,793)	(2,016)	223	—	—
Development properties	(23,661)	(23,661)	—	—	—
Other non-same store income, net	(29,547)	(7,978)	—	—	(21,569)
Same store NOI at share - cash basis for the year ended December 31, 2023	$1,084,835	$936,214	$62,802	$85,819	$—

NOI at share - cash basis for the year ended December 31, 2022	$1,151,068	$962,999	$101,912	$67,813	$18,344
Less NOI at share - cash basis from:
Dispositions	(15,122)	(13,256)	(1,866)	—	—
Development properties	(23,567)	(23,567)	—	—	—
Other non-same store income, net	(33,665)	(15,321)	—	—	(18,344)
Same store NOI at share - cash basis for the year ended December 31, 2022	$1,078,714	$910,855	$100,046	$67,813	$—

Increase (decrease) in same store NOI at share - cash basis	$6,121	$25,359	$(37,244)	$18,006	$—

% increase (decrease) in same store NOI at share - cash basis	0.6%	2.8%	(37.2)%	26.6%	0.0%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED DECEMBER 31, 2023 COMPARED TO SEPTEMBER 30, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended December 31, 2023	$287,096	$247,575	$14,516	$18,125	$6,880
Less NOI at share from:
Dispositions	31	21	10	—	—
Development properties	(6,884)	(6,884)	—	—	—
Other non-same store income, net	(7,120)	(240)	—	—	(6,880)
Same store NOI at share for the three months ended December 31, 2023	$273,123	$240,472	$14,526	$18,125	$—

NOI at share for the three months ended September 30, 2023	$280,995	$245,634	$15,132	$16,564	$3,665
Less NOI at share from:
Dispositions	(164)	(440)	276	—	—
Development properties	(4,724)	(4,724)	—	—	—
Other non-same store income, net	(4,414)	(749)	—	—	(3,665)
Same store NOI at share for the three months ended September 30, 2023	$271,693	$239,721	$15,408	$16,564	$—

Increase (decrease) in same store NOI at share	$1,430	$751	$(882)	$1,561	$—

% increase (decrease) in same store NOI at share	0.5%	0.3%	(5.7)%	9.4%	0.0%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED DECEMBER 31, 2023 COMPARED TO SEPTEMBER 30, 2023 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended December 31, 2023	$287,217	$246,429	$15,511	$18,265	$7,012
Less NOI at share - cash basis from:
Dispositions	31	21	10	—	—
Development properties	(6,073)	(6,073)	—	—	—
Other non-same store income, net	(8,599)	(1,587)	—	—	(7,012)
Same store NOI at share - cash basis for the three months ended December 31, 2023	$272,576	$238,790	$15,521	$18,265	$—

NOI at share - cash basis for the three months ended September 30, 2023	$278,015	$240,844	$15,801	$17,552	$3,818
Less NOI at share - cash basis from:
Dispositions	(274)	(487)	213	—	—
Development properties	(4,131)	(4,131)	—	—	—
Other non-same store income, net	(8,019)	(4,201)	—	—	(3,818)
Same store NOI at share - cash basis for the three months ended September 30, 2023	$265,591	$232,025	$16,014	$17,552	$—

Increase (decrease) in same store NOI at share - cash basis	$6,985	$6,765	$(493)	$713	$—

% increase (decrease) in same store NOI at share - cash basis	2.6%	2.9%	(3.1)%	4.1%	0.0%
- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of December 31, 2023
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,688,020	$41,595	$5,729,615
Senior unsecured notes	1,193,873	6,127	1,200,000
$800 Million unsecured term loan	794,559	5,441	800,000
$2.5 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,251,452	$53,163	$8,304,615
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2023
	2023	2022		2023	2022
Reconciliation of net (loss) income to EBITDAre (non-GAAP):
Net (loss) income	$(100,613)	$(525,002)	$59,570	$32,888	$(382,612)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	49,717	10,493	13,541	75,967	5,737
Net (loss) income attributable to the Operating Partnership	(50,896)	(514,509)	73,111	108,855	(376,875)
EBITDAre adjustments at share:
Depreciation and amortization expense	126,685	155,524	125,988	499,357	593,322
Interest and debt expense	114,727	111,848	114,424	458,400	362,321
Income tax expense	8,589	7,913	12,267	30,465	23,404
Real estate impairment losses	72,664	595,488	625	73,289	595,488
Net gains on sale of real estate	—	(30,397)	(56,150)	(72,955)	(58,920)
EBITDAre at share	271,769	325,867	270,265	1,097,411	1,138,740
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(3,157)	18,137	10,619	39,405	71,786
EBITDAre (non-GAAP)	$268,612	$344,004	$280,884	$1,136,816	$1,210,526
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Year Ended December 31,
	December 31,		September 30, 2023
	2023	2022		2023	2022
EBITDAre (non-GAAP)	$268,612	$344,004	$280,884	$1,136,816	$1,210,526

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	3,157	(18,137)	(10,619)	(39,405)	(71,786)

Certain (income) expense items that impact EBITDAre:
Our share of (income) loss from real estate fund investments	(13,638)	463	(480)	(14,379)	(1,671)
Gain on sale of 220 CPS condominium units and ancillary amenities	(6,607)	(34,844)	—	(14,127)	(41,874)
Credit losses on investments	8,269	—	—	8,269	—
Net gains on disposition of wholly owned and partially owned assets	—	(17,372)	—	(1,018)	(17,372)
Other	8,284	7,157	1,242	5,176	12,741
Total of certain (income) expense items that impact EBITDAre	(3,692)	(44,596)	762	(16,079)	(48,176)

EBITDAre, as adjusted (non-GAAP)	$268,077	$281,271	$271,027	$1,081,332	$1,090,564

- xvi -